UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 31, 2011

ML Macadamia Orchards, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-9145	99-0248088
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26-238 Hawaii Belt Road, Hilo, Hawaii	96720
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 808-969-8057

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.              Entry into a Material Definitive Agreement.

On January 31, 2011, the Partnership entered into three nut purchase contracts with Mauna Loa Macadamia Nut Corporation (“Mauna Loa”), each effective January 1, 2012. These contracts will replace the existing Macadamia Nut Purchase Agreement with Mauna Loa, which expires on December 31, 2011.

The new contracts are identical except for the term, which is one, two and three years, respectively. Each contract requires that Mauna Loa purchase and the Partnership sell 1/3 of all macadamia nut production of the Partnership (or approximately 6.5 million pounds of wet-in-shell nuts annually) excluding production from the newly acquired IASCO orchards. The nut purchase price under each of the contracts is $0.77 per wet in shell pound (adjusted to 20% moisture and 30% kernel recovery). To the extent the Partnership delivers wet in husk macadamia nuts, a $0.055 per wet in shell pound husking charge will be made by Mauna Loa.

Prior to one year before the expiration of each contract, the Partnership and Mauna Loa have agreed to endeavor to negotiate new three year pricing for that contract. In the event any nut purchase contract is terminated, the Partnership has the option to require Mauna Loa to use commercially reasonable efforts to process the nuts previously covered under the contract into kernel at a fee equal to Mauna Loa’s average nut processing cost.

Item 9.01               Exhibits

Exhibit 10.80                              Macadamia Nut Purchase Agreement “A” between Mauna Loa Macadamia Nut Corporation and ML Macadamia Orchards, L.P., signed on January 31, 2011.

Exhibit 10.81                              Macadamia Nut Purchase Agreement “B” between Mauna Loa Macadamia Nut Corporation and ML Macadamia Orchards, L.P., signed on January 31, 2011.

Exhibit 10.82                              Macadamia Nut Purchase Agreement “C” between Mauna Loa Macadamia Nut Corporation and ML Macadamia Orchards, L.P., signed on January 31, 2011.

Exhibit 99.1                                    Press Release “ML Macadamia Orchards, L.P. Renegotiates Nut Purchase Contracts with Mauna Loa.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ML Macadamia Orchards, L.P.
(Registrant)

Date: February 3, 2011
	By:	ML Resources, Inc.
Managing General Partner

	By:	/s/ Dennis J. Simonis
Dennis J. Simonis
President and Chief Executive Officer

EXHIBIT INDEX

Exhibits

10.80	Macadamia Nut Purchase Agreement “A” between Mauna Loa Macadamia Nut Corporation and ML Macadamia Orchards, L.P., signed on January 31, 2011.

10.81	Macadamia Nut Purchase Agreement “B” between Mauna Loa Macadamia Nut Corporation and ML Macadamia Orchards, L.P., signed on January 31, 2011.

10.82	Macadamia Nut Purchase Agreement “C” between Mauna Loa Macadamia Nut Corporation and ML Macadamia Orchards, L.P., signed on January 31, 2011.

99.1	Press Release “ML Macadamia Orchards, L.P. Renegotiates Nut Purchase Contracts with Mauna Loa.”